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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 1994 included in UAL Corporation's Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.



                                         Arthur Andersen LLP

Chicago, Illinois
February 3, 1995